SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2006

SUB-URBAN BRANDS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-109903	47-0926492
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		ID Number)

2222 E. Washington Blvd, Suite B Los Angeles, CA 90021

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (213) 229.2885

4251 East Melody Drive, Higley, AZ 85236

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

Effective May 24, 2006, Sub-Urban Brands, Inc. (the “Company”) terminated Beckstead and Watts, LLP (“BW”) as the Company’s independent auditors. The Board of Directors of the Company approved the termination of BW.

BW’s report on the Company’s financial statements for the fiscal years ended December 31, 2005 and 2004 contained an explanatory paragraph indicating that there was substantial doubt as to the Company’s ability to continue as a going concern. Other than such statement, no report of BW on the financial statements of the Company for either of the past two years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years and through May 23, 2006: (i) the Company had no disagreements with BW on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of BW, would have caused it to make reference to the subject matter of the disagreement in connection with its report; and (ii) BW did not advise the Company of any of the events requiring reporting in this Current Report on Form 8-K under Item 304(a)(1)(v) of Regulation S-B.

The Company provided BW with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of BW’s letter, dated May 24, 2006, stating its agreement with such statements.

Effective May 24, 2006, the Company engaged Pohl, McNabola, Berg & CO. LLP. (the “Auditor”) as its independent auditors to audit its financial statements for the year ended December 31, 2006.  The Board of Directors of the Company approved the appointment of the Auditor.  The Auditor had previously audited the financial statements for the years ended December 31, 2005, 2004 and 2003, for Sub-Urban Industries, Inc, a California Corporation, which became a wholly-owned subsidiary of the Company on May 11, 2006.

Prior to such engagement, the Company did not consult with the Auditor regarding either (i) the application of accounting principles to a specific, completed or proposed transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor advice was provided to the Company that the Auditor concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-B).

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit 16. Letter of Beckstead and Watts LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUB-URBAN BRANDS, INC

Date: May 24, 2006	/s/ Jack Mott
Jack Mott, Chief Financial Officer